Filed Pursuant to 497(a)
File No. 333-185672
Rule 482ad

HARVEST CAPITAL CREDIT CORPORATION PRICES INITIAL PUBLIC OFFERING

NEW YORK, May 2, 2013 — Harvest Capital Credit Corporation (NASDAQ: HCAP), a business development company that invests in small and mid-sized businesses, announced today the pricing of its initial public offering of 3,400,000 shares of its common stock at a price of $15.00 per share, raising $51,000,000 million in gross proceeds.  The underwriters of the offering have been granted a 30-day option to purchase up to an additional 433,333 shares of common stock from the company.  The company’s shares are expected to begin trading on the NASDAQ Capital Market under the symbol “HCAP” on May 3, 2013.

Keefe, Bruyette & Woods, a Stifel Company; JMP Securities and William Blair are serving as joint bookrunning managers.  Janney Montgomery Scott and Sterne Agee are serving as co-lead managers, and Wunderlich Securities and Sandler O’Neill + Partners, L.P. are serving as co-managers.  The shares are expected to be delivered to investors on May 7, 2013.

Any offer of shares of common stock will be made only by means of a prospectus.  Investors are advised to carefully consider the investment objectives, risks and charges and expenses of the company before investing.  A copy of the final prospectus related to the offering, when it is available, may be obtained by contacting any of the book-running managers:

Keefe, Bruyette & Woods, Inc.
Attn: Capital Markets
787 Seventh Avenue, 4th Floor
New York, NY 10019
(800) 966-1559

JMP Securities LLC
Attn: Equity Syndicate
600 Montgomery Street, Suite 1100
San Francisco, CA 94111
(415) 835-8900

William Blair & Company, L.L.C.
Attn: Prospectus Dept.
222 West Adams Street
Chicago, IL 60606
(312) 364-1600

The final prospectus, when available, also may be obtained on the website of the U.S. Securities and Exchange Commission at http://www.sec.gov.

A registration statement relating to these securities was declared effective on May 2, 2013. This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or jurisdiction.

About Harvest Capital Credit Corporation
Harvest Capital Credit Corporation (NASDAQ: HCAP) is a specialty finance company that provides customized financing solutions to privately held small and mid-sized companies in the U.S., generally targeting companies with annual revenues between $10 million and $100 million and annual EBITDA between $2 million and $15 million.  The company’s investment objective is to generate both current income and capital appreciation primarily by making direct investments in the form of subordinated debt and, to a lesser extent, senior debt as well as minority equity investments.  Harvest Capital Credit Corporation is externally managed and has elected to be treated as a business development company under the Investment Company Act of 1940 and, for tax purposes, as a regulated investment company.

Investor & Media Relations Contacts
Harvest Capital Credit Corporation

Richard Buckanavage	Craig Kitchin
President & Chief Executive Officer	Chief Financial Officer
(212) 906-3592	(678) 392-3150
rbuckanavage@harvestcaps.com	ckitchin@harvestcaps.com

Source:  Harvest Capital Credit Corporation